--------------------------------------------------------------------------------
                                                  WEITZ SERIES FUND, INC.

                                                   VALUE PORTFOLIO

                                                     SEMI-ANNUAL

                                                       REPORT

                                                    SEPTEMBER 30, 1998

                                               ONE PACIFIC PLACE, SUITE 600
                                                   1125 SOUTH 103 STREET
                                                OMAHA, NEBRASKA 68124-6008

                                                       402-391-1980
                                                       800-232-4161
                                                     402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one, five and ten year periods ended September 30, 1998, calculated in accordance with SEC standardized formulas.

                   VALUE OF      VALUE OF      VALUE OF
                    INITIAL     CUMULATIVE    CUMULATIVE     TOTAL      ANNUAL
                    $25,000    CAPITAL GAIN   REINVESTED    VALUE OF    RATE OF
PERIOD ENDED      INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES     RETURN
----------------  -----------  -------------  -----------  ----------  ---------

May 9, 1986        $  25,000            --            --   $   25,000         --
Dec. 31, 1986         25,863            --            --       25,863        3.5%+
Dec. 31, 1987         24,253           264         1,205       25,722       -0.5
Dec. 31, 1988         27,430           299         2,223       29,952       16.5
Dec. 31, 1989         30,763         2,103         3,701       36,567       22.1
Dec. 31, 1990         28,040         2,112         4,500       34,652       -5.2
Dec. 31, 1991         33,940         3,811         6,475       44,226       27.6
Dec. 31, 1992         36,350         6,019         7,884       50,253       13.6
Dec. 31, 1993         42,010         9,114         9,199       60,323       20.0
Dec. 31, 1994         36,075        10,414         7,899       54,388       -9.8
Dec. 31, 1995         45,955        17,447        11,855       75,257       38.4
Dec. 31, 1996         51,478        24,054        13,792       89,324       18.7
Dec. 31, 1997         62,878        42,824        18,398      124,100       38.9
Sept. 30, 1998        67,218        55,464        19,668      142,350       14.7++

The portfolio's average annual total return for the one, five and ten year periods ending September 30, 1998, was 23.5%, 19.6%, and 16.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $40,413, and the total amount of income distributions reinvested was $9,949. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+ Return is for the period 5/9/86 through 12/31/86
++Return is for the period 1/1/98 through 9/30/98

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                    SEPTEMBER 30, 1998 - SEMI-ANNUAL REPORT

                                                          October 14, 1998

Dear Fellow Shareholder:

      After an unusually strong first half of 1998, we gave back some of our gains in the 3rd quarter. Our net asset value per share dropped by -7.3% (vs. -9.9% for the S&P 500), bringing our gain for the first 9 months of the year to +14.7% (vs. +6.0% for the S&P). Our longer-term performance (after deducting expenses) vs. the S&P 500 and the average fund in our category is shown below:

                                                                    PERIODS ENDING 9-30-98
                                                                1 YEAR     5 YEARS    10 YEARS
                                                               ---------  ---------  -----------
Value Portfolio                                                    +23.5%     +19.6%      +16.9%
S&P 500                                                             +9.1      +19.9       +17.2
Average Growth and Income Fund*                                     -1.0      +15.2       +14.2

    * Source: Lipper Analytical Services

RECENT MARKET WEAKNESS

      The U.S. stock market has been drifting lower since mid-July. Weak Asian, Russian, and Latin American economies have begun to have an impact on our economy, and fears of slowing earnings growth for American companies have led investors to sell stocks. Global speculators, using huge amounts of borrowed money, have sustained losses on their foreign stock, bond, and currency trades, and more recently on their U.S. government bond and mortgage positions. Lenders have suddenly become remorseful and risk averse, calling in loans and forcing liquidation of collateral (stocks, bonds, and mortgages) in already-weak markets.

      Chaos in the credit markets has been very unsettling for stock investors and is making it difficult for many companies to conduct business as usual. The higher cost and lower availability of credit may continue for some time as both lenders and borrowers work to strengthen their balance sheets before their year-end audits. For companies with strong underlying businesses and appropriate amounts of leverage, this period may be annoying -- temporarily depressing earnings or disrupting expansion and acquisition plans -- but should not cause permanent damage.

      The larger, underlying issue for the stock market is the fact that stocks in general had become over-valued. We have discussed this in previous letters. It was impossible to predict when the correction would come, or what the catalyst would be, but long-term investors will recognize this as an inevitable part of investment life. If we had sold all our stocks when they first became expensive by historical standards, we would have been out of the market for the past several years and missed significant profits. Our plan is to continue to evaluate companies one by one and to buy and hold those with good long-term prospects. The trick in a bear market is to have the courage to buy good businesses when others are fearful, but to be patient enough to buy them at bargain prices.

OUTLOOK FOR OUR PORTFOLIO

      Generally speaking, we believe that investors have over-reacted to news and rumors about financial companies (of which we own many) and under-reacted to the dimming prospects for some of the very largest "blue chip" or "nifty-fifty" stocks (of which we own few). We cannot know how this will play out in the short run, but we invest on the premise that value will eventually be recognized. Here are some thoughts on the major holdings in our fund:

FINANCIAL SERVICE COMPANIES

    Companies that originate or buy mortgages or other loans, finance them temporarily with short-term credit, then either sell them or hold them in their portfolios are exposed to liquidity risk during the interim financing stage. We own a few of these companies (aggregate exposure 3-4% of the portfolio). Some have had some anxious moments as the credit window closed, literally, overnight. They do not have complete control over their destinies, but for these companies as a group, we believe that generally their upside potential is far greater than the downside risk.

      Most of our financial stocks are banks and thrifts, mortgage bankers who do NOT have significant liquidity risk, or investment companies. These companies might face temporarily higher borrowing costs but are very sound and should cope well with the unsettled markets. Their stocks have been weak, as investors sell first and ask questions later, but their prospects are good.

      A few of our financials will be clear beneficiaries of capital market illiquidity. Fannie Mae and Freddie Mac are government agencies that own high quality residential mortgages. They have virtually unlimited access to cheap credit and they are buyers of mortgages that are being dumped at distress prices by weak sellers. Nevertheless, their stocks have also dropped sharply. Other potential beneficiaries are our over-capitalized banks and Berkshire Hathaway, which has perhaps $25-30 billion of buying power available to take advantage of distress situations. (Carol Loomis, in the October 26 issue of FORTUNE, describes Berkshire's attempt to take over the troubled Long-Term Capital hedge fund -- interesting reading.)

CABLE TELEVISION

    There has been no noticeable negative economic impact on the cable industry. If the credit markets remain unstable for a long time, financing costs could rise, but most of our cable companies are rapidly approaching the point of being net cash generators. The stocks have been especially strong in recent quarters because of takeover activity in the industry, and acquisitions could be slowed by financing problems, but the fundamentals of the business remain very strong.

CELLULAR TELEPHONE

    As with cable, cellular telephone growth and profitability have not been affected by recent credit market turmoil. Financing costs could rise temporarily and a recession would undoubtedly dampen subscriber growth and phone usage. However, the only tangible impact on our portfolio has been the disruption of merger plans for Centennial Cellular. The buyer wants to pay $43.50 per share for Centennial, and the owners want to sell, but the investment bankers are having trouble arranging financing, and the stock price has fallen to the mid-20's. My first choice would be to sell at $43.50 now, but if the deal falls through because of the state of the credit market, we should still earn a good return over the years from today's price. We will buy more and be patient. (Another of our cellular companies, Vanguard, recently received a takeover bid from AT&T, and financing should not be an issue for them.)

REAL ESTATE

    Real estate investors, especially real estate investment trusts (REITs), have been aggressive buyers of office buildings, hotels, apartments and other commercial properties over the past several years. Easily available credit has been a major contributor to the demand for real estate and the resulting higher prices. Going forward, tighter credit may lead to temporarily lower real estate prices (and lower stock prices), but it may also create opportunities for well-financed companies such as Hilton, Catellus, and Forest City.

OUTLOOK

      I have no way of predicting how serious this liquidity crisis will get, how long it will last, or when our stocks will begin to rise again. Our goal is to be cautious when others are exuberant and confident when others are fearful, and the current environment is definitely one of the latter. I feel good about our portfolio and its long-term prospects, but shareholders should understand that rebuilding confidence and liquidity may take a while.

SHAREHOLDER MEETING

      On October 6, we held a special shareholder meeting to increase the authorized number of shares of the Weitz Series Fund. The proposal passed easily, and we really appreciate your taking the time to sign and return your proxy cards.

      The official business took 4 minutes, but the more interesting part of the meeting was the informal question and answer period after the business was completed. The questions were good, and I think the answers were generally informative and mostly comforting. Many of the subjects which were discussed have been incorporated into this letter. We will be having our regular shareholder information meeting in the Spring, probably in May, and I would encourage you to attend, meet your fellow shareholders, and ask any questions you may have.

      In the meantime, both our client service and investment people are available to answer your questions. We all have been unusually busy in recent weeks because we have a large number of new shareholders and the market news has been unsettling, but most shareholders have been very patient with us. We appreciate that.

                                                      Sincerely,

                                                      /s/ Wallace R. Weitz
                                                      --------------------
                                                      Wallace R. Weitz
                                                      President, Portfolio
                                                      Manager

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 71.7%
              AUTO SERVICES -- 0.2%
      90,000  Insurance Auto Auctions, Inc.*                                     $    990,000      $  1,125,000
                                                                                 ------------      ------------

              BANKING -- 3.3%
     108,300  Astoria Financial Corp.                                               4,322,247         4,562,137
     310,070  Commercial Federal Corp.                                              7,383,056         7,306,024
     702,800  Golden State Bancorp, Inc.*                                          14,550,911        14,012,075
                                                                                 ------------      ------------
                                                                                   26,256,214        25,880,236
                                                                                 ------------      ------------
              CABLE TELEVISION -- 9.7%
     205,500  Adelphia Communications Corp. CL A*                                   1,414,656         8,040,188
   1,349,000  Century Communications Corp. CL A*                                    7,990,357        32,207,375
     187,000  Comcast Corp. Special CL A                                            2,102,559         8,777,313
     245,000  MediaOne Group, Inc.*                                                 4,156,023        10,887,187
     394,400  Tele-Communications, Inc. CL A*                                       6,372,921        15,430,900
                                                                                 ------------      ------------
                                                                                   22,036,516        75,342,963
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 1.2%
      81,000  American Classic Voyages Co.*                                           806,925         1,194,750
     331,900  Lab Holdings, Inc.                                                    7,220,731         5,061,475
       4,875  Lady Baltimore Foods, Inc.                                              227,781           266,906
     270,000  Protection One, Inc.                                                    463,074         2,632,500
                                                                                 ------------      ------------
                                                                                    8,718,511         9,155,631
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 5.0%
      90,000  Federal Home Loan Mortgage Corp.                                        385,147         4,449,375
      75,000  Federal National Mortgage Association                                 1,270,544         4,818,750
     915,000  SLM Holding Corp.                                                    26,520,073        29,680,313
                                                                                 ------------      ------------
                                                                                   28,175,764        38,948,438
                                                                                 ------------      ------------
              FINANCIAL SERVICES -- 5.6%
      70,000  American Express Co.                                                  2,031,996         5,433,750
          90  Berkshire Hathaway, Inc. CL A*                                          826,550         5,364,000
   2,455,500  Imperial Credit Industries, Inc.*                                    35,066,042        15,346,875
      30,000  PS Group, Inc.*                                                         233,125           348,750
     714,300  United Asset Management Corp.                                        17,988,018        15,357,450
     323,000  United Panam Financial Corp.*                                         3,191,956         1,816,875
                                                                                 ------------      ------------
                                                                                   59,337,687        43,667,700
                                                                                 ------------      ------------
              INFORMATION AND DATA PROCESSING -- 0.7%
     284,200  BRC Holdings, Inc.*                                                   3,457,554         4,831,400
     180,000  Intelligent Systems Corp.*                                              380,869           399,384
                                                                                 ------------      ------------
                                                                                    3,838,423         5,230,784
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              LODGING -- 1.5%
     700,000  Hilton Hotels Corp.                                                $ 13,419,183      $ 11,943,750
                                                                                 ------------      ------------

              MEDIA AND ENTERTAINMENT -- 9.5%
      50,537  Chris-Craft Industries, Inc.*                                         2,232,856         2,233,104
      57,200  Daily Journal Corp.*                                                  1,254,216         2,002,000
     300,000  Gabelli Global Multimedia Trust, Inc.                                 2,071,150         2,606,250
     135,000  TCI Satellite Entertainment CL A*                                       831,286           388,125
     515,000  Tele-Communications Liberty Media CL A*                               6,755,834        18,894,063
     800,000  Tele-Communications TCI Ventures Group A*                            10,567,277        14,350,000
     843,200  Valassis Communications, Inc.*                                       23,890,167        33,728,000
                                                                                 ------------      ------------
                                                                                   47,602,786        74,201,542
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 5.6%
     430,000  Countrywide Credit Industries, Inc.                                  11,250,540        17,898,750
     555,500  Franchise Mortgage Acceptance Co.*                                    5,318,083         3,680,187
     334,000  New Century Financial Corp.*                                          3,295,250         2,525,875
   1,034,900  Resource Bancshares Mtg. Grp., Inc.                                  14,657,457        18,369,475
     188,999  WMF Group, Limited*                                                   1,749,555         1,346,618
                                                                                 ------------      ------------
                                                                                   36,270,885        43,820,905
                                                                                 ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 0.8%
     173,100  Catellus Development Corp.*                                           1,372,261         2,250,300
     180,000  Forest City Enterprises, Inc. CL A                                    2,159,453         3,780,000
      30,000  Syntroleum Corp.*                                                        95,750           315,000
                                                                                 ------------      ------------
                                                                                    3,627,464         6,345,300
                                                                                 ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 9.7%
     655,000  Capital Automotive REIT                                               9,543,275         7,655,312
     771,300  Dynex Capital, Inc.                                                   7,404,513         6,507,844
   1,050,000  Fortress Investment Corp.                                            20,835,410        18,900,000
     301,300  Hanover Capital Mortgage Holdings, Inc.                               4,619,081         2,071,438
      72,000  Healthcare Financial Partners Units**                                 7,200,000         7,200,000
     465,000  IMPAC Mortgage Holdings, Inc.                                         6,720,289         6,277,500
     350,000  Imperial Credit Commercial Mtg. Inv. Corp.                            4,062,500         3,412,500
     475,000  NovaStar Financial, Inc.                                              7,723,831         6,175,000
   1,198,117  Redwood Trust, Inc.                                                  28,610,264        17,372,696
                                                                                 ------------      ------------
                                                                                   96,719,163        75,572,290
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              TELECOMMUNICATIONS -- 18.9%
     236,800  Alltel Corp.                                                       $  5,730,786      $ 11,218,400
      90,000  Airtouch Communications, Inc.*                                        2,453,614         5,130,000
     510,900  Cellular Communications of Puerto Rico*                               5,232,014         5,939,212
   1,221,500  Centennial Cellular Corp. CL A*                                      26,757,985        39,088,000
     512,000  Corecomm Limited*                                                     5,249,525         5,568,000
   1,281,500  Telephone and Data Systems, Inc.                                     51,555,257        44,692,313
     485,500  United States Cellular Corp.*                                        14,300,811        14,473,969
   1,105,600  Vanguard Cellular Systems, Inc. CL A*                                19,686,262        21,006,400
                                                                                 ------------      ------------
                                                                                  130,966,254       147,116,294
                                                                                 ------------      ------------
                      Total Common Stocks                                         477,958,850       558,350,833
                                                                                 ------------      ------------

              WARRANTS -- 0.2%
     338,100  Hanover Capital Mtg. Holdings, Inc. , Expiring 9/15/00                  458,561            63,394
     350,000  Novastar Financial, Inc., Expiring 2/03/01                            1,415,700         1,575,000
                                                                                 ------------      ------------
                      Total Warrants                                                1,874,261         1,638,394
                                                                                 ------------      ------------

              NON-CONVERTIBLE PREFERRED STOCKS -- 0.5%
      10,000  Community Bank Pasadena CA 13% Pfd. Series B                            257,550           268,750
      15,000  Crown American Realty Trust 11% Pfd. Series A                           750,000           741,563
      30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                  645,000           727,500
      34,000  RB Asset, Inc. 15.0% Pfd. Series A                                      845,750           612,000
      69,941  Riggs National Corp. 10.75% Pfd. Series B                             1,852,839         1,853,436
                                                                                 ------------      ------------
                      Total Non-Convertible Preferred Stocks                        4,351,139         4,203,249
                                                                                 ------------      ------------

     FACE
    AMOUNT
  ----------
              CORPORATE BONDS -- 1.1%
   $ 500,000  Salomon, Inc. Notes 7.125% 8/01/99                                      500,000           505,481
   4,500,000  USA Networks, Inc. 7.0% 7/01/03                                       4,401,434         4,500,000
     750,000  Local Financial Corp. 11.0% 9/08/04                                     750,000           768,750
   1,000,000  Dime Savings 10.5% 11/15/05                                           1,047,079         1,055,000
   2,000,000  Harcourt General 6.5% 5/15/11                                         1,939,862         1,890,000
                                                                                 ------------      ------------
                      Total Corporate Bonds                                         8,638,375         8,719,231
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

     FACE
    AMOUNT                                                                           COST             VALUE
  ----------                                                                     ------------      ------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 7.3%
  $15,000,000 U.S. Treasury Note 5.5% 3/31/00                                    $ 14,980,652      $ 15,220,320
   4,750,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                               4,750,408         4,906,242
  13,000,000  Federal Home Loan Bank 5.5% 7/14/00                                  12,974,375        13,181,441
   9,000,000  Federal Home Loan Bank 6.6% 10/09/02                                  9,000,000         9,011,358
   2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                                2,499,457         2,545,663
   3,000,000  Federal Home Loan Bank 6.04% 9/08/05                                  3,000,000         3,071,928
   1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                 1,001,128         1,088,081
   1,000,000  Federal Natl. Mtg. Assn. 7.44% 11/06/06                               1,000,168         1,002,916
   6,000,000  Federal Natl. Mtg. Assn. 6.56% 11/26/07                               6,000,000         6,370,950
                                                                                 ------------      ------------
                      Total U.S. Government and Agency Securities                  55,206,188        56,398,899
                                                                                 ------------      ------------

              SHORT-TERM SECURITIES -- 19.3%
  49,693,695  Norwest U.S. Government Money Market Fund                            49,693,695        49,693,695
   1,000,000  U.S. Treasury Bill 10/01/98                                           1,000,000         1,000,000
   2,000,000  U.S. Treasury Bill 11/05/98                                           1,990,200         1,992,300
  15,000,000  Federal Home Loan Mortgage Corp. Discount Note 11/10/98              14,910,000        14,914,665
  14,500,000  Federal Home Loan Bank Discount Note 12/02/98                        14,367,897        14,372,893
  20,000,000  Federal Farm Credit Bank 5.54% 1/04/99                               20,000,000        20,028,780
   9,000,000  Federal Farm Credit Bank Discount Note 1/07/99                        8,869,415         8,877,006
  10,365,000  U.S. Treasury Bill 1/07/99                                           10,223,672        10,245,367
  15,000,000  Federal Natl. Mtg. Assn. Discount Note 1/14/99                       14,765,500        14,780,370
  14,500,000  U. S. Treasury Bill 1/14/99                                          14,292,136        14,318,141
                                                                                 ------------      ------------
                      Total Short-Term Securities                                 150,112,515       150,223,217
                                                                                 ------------      ------------
                      Total Investments in Securities                            $698,141,328       779,533,823
                                                                                 ------------      ------------
                                                                                 ------------
              Other Liabilities in Excess of Other Assets -- (0.1)%                                    (648,326)
                                                                                                   ------------
                      Total Net Assets -- 100%                                                     $778,885,497
                                                                                                   ------------
                                                                                                   ------------
                      Net Asset Value Per Share                                                    $     26.887
                                                                                                   ------------
                                                                                                   ------------

*Non-income producing
**Each unit consists of five shares of common stock and one stock purchase warrant.

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $698,141,328)                         $779,533,823
    Cash                                                                               313,162
    Accrued interest and dividends receivable                                        2,096,401
    Prepaid expense                                                                     17,344
                                                                                  ------------
            Total assets                                                           781,960,730
                                                                                  ------------

Liabilities:
    Due to adviser                                                                     715,987
    Payable for securities purchased                                                 2,359,246
                                                                                  ------------
            Total liabilities                                                        3,075,233
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $778,885,497
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                          28,969
    Additional paid-in capital                                                     656,512,043
    Accumulated undistributed net investment income                                  3,337,737
    Accumulated undistributed net realized gains                                    37,614,253
    Net unrealized appreciation (note 5)                                            81,392,495
                                                                                  ------------
            Net assets                                                            $778,885,497
                                                                                  ------------
                                                                                  ------------

Net asset value and redemption price per share of outstanding
 capital stock (28,969,102 shares outstanding)                                    $     26.887
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)

Investment income:
    Dividends                                                                     $  2,367,584
    Interest                                                                         4,603,958
                                                                                  ------------
        Total investment income                                                      6,971,542
                                                                                  ------------

Expenses (note 3):
    Investment advisory fee                                                          2,953,286
    Administrative fee                                                                 520,566
    Director's fees                                                                      6,239
    Other expenses                                                                     153,711
                                                                                  ------------
            Total expenses                                                           3,633,802
                                                                                  ------------

        Net investment income                                                        3,337,740
                                                                                  ------------

Realized and unrealized gain (loss) on investments:
    Realized gain on investments                                                    37,614,253
    Net unrealized depreciation of investments                                     (68,179,524)
                                                                                  ------------
        Net realized and unrealized loss on investments                            (30,565,271)
                                                                                  ------------

        Net decrease in net assets resulting from operations                      $(27,227,531)
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                                 SEPT. 30, 1998      YEAR ENDED
                                                                                   (UNAUDITED)     MARCH 31, 1998
                                                                                -----------------  --------------
Increase in net assets:
    From operations:
        Net investment income                                                    $     3,337,740    $  2,960,008
        Net realized gain                                                             37,614,253      51,507,135
        Net unrealized appreciation (depreciation)                                   (68,179,524)    106,357,105
                                                                                -----------------  --------------
            Net increase (decrease) in net assets resulting from operations          (27,227,531)    160,824,248
                                                                                -----------------  --------------

    Distributions to shareholders from:
        Net investment income                                                                 --      (4,210,726)
        Net realized gain                                                            (32,440,396)    (34,829,986)
                                                                                -----------------  --------------
            Total distributions                                                      (32,440,396)    (39,040,712)
                                                                                -----------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                          482,045,487      57,926,067
        Payments for redemptions                                                    (122,733,002)    (45,164,817)
        Reinvestment of distributions                                                 30,964,454      38,134,324
                                                                                -----------------  --------------
            Total increase from capital share transactions                           390,276,939      50,895,574
                                                                                -----------------  --------------
            Total increase in net assets                                             330,609,012     172,679,110
                                                                                -----------------  --------------

Net assets:

    Beginning of period                                                              448,276,485     275,597,375
                                                                                -----------------  --------------

    End of period                                                                $   778,885,497    $448,276,485
                                                                                -----------------  --------------
                                                                                -----------------  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Value Portfolio and its predecessor outstanding throughout the periods indicated. On April 1, 1990, Weitz Value Fund, Inc. was merged into the Fund and renamed the Value Portfolio. Information prior to that date is for a share of the Weitz Value Fund, Inc.

                            SIX MONTHS
                              ENDED
                            SEPT. 30,                                      YEAR ENDED MARCH 31,
                               1998      ----------------------------------------------------------------------------------------
                            (UNAUDITED)    1998      1997      1996      1995      1994      1993      1992      1991      1990
                            ----------   --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING
 OF PERIOD:                 $29.311      $ 20.988  $ 19.457  $ 15.552  $ 15.684  $ 15.526  $ 13.926  $ 12.842  $ 11.854  $ 11.772
                            ----------   --------  --------  --------  --------  --------  --------  --------  --------  --------

INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income       0.221         0.219     0.178     0.157     0.144     0.089     0.221     0.360     0.319     0.421
  Net gains or losses on
   securities
   (realized and
   unrealized)               (0.603)       11.026     2.580     5.247     0.452     0.683     2.199     1.445     1.117     0.720
                            ----------   --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total from investment
   operations                (0.382)       11.245     2.758     5.404     0.596     0.772     2.420     1.805     1.436     1.141
                            ----------   --------  --------  --------  --------  --------  --------  --------  --------  --------

LESS DISTRIBUTIONS:
  Dividends from net
   investment income             --        (0.313)   (0.125)   (0.418)       --    (0.023)   (0.275)   (0.324)   (0.380)   (0.430)
  Distributions from
   realized gains            (2.042)       (2.609)   (1.102)   (1.081)   (0.728)   (0.591)   (0.545)   (0.397)   (0.068)   (0.629)
                            ----------   --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total distributions        (2.042)       (2.922)   (1.227)   (1.499)   (0.728)   (0.614)   (0.820)   (0.721)   (0.448)   (1.059)
                            ----------   --------  --------  --------  --------  --------  --------  --------  --------  --------

NET ASSET VALUE, END OF
 PERIOD                     $26.887      $ 29.311  $ 20.988  $ 19.457  $ 15.552  $ 15.684  $ 15.526  $ 13.926  $ 12.842  $ 11.854
                            ----------   --------  --------  --------  --------  --------  --------  --------  --------  --------
                            ----------   --------  --------  --------  --------  --------  --------  --------  --------  --------

TOTAL RETURN                  (1.6%)        58.8%     14.3%     35.9%      4.1%      4.9%     18.3%     14.3%     12.6%      9.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 ($000)                     $778,885     $448,276  $275,597  $170,509  $118,776  $103,840  $ 67,617  $ 35,948  $ 27,503  $ 24,540

Ratio of expenses to
 average net assets           1.23%*        1.27%     1.29%     1.35%     1.42%     1.41%     1.35%     1.40%     1.49%     1.46%

Ratio of net investment
 income to average net
 assets                       1.13%*        0.87%     0.93%     0.91%     1.06%     0.64%     1.66%     2.75%     2.71%     3.71%

Portfolio turnover rate         19%           39%       39%       40%       28%       23%       23%       35%       29%       49%

* Annualized

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1998, the Fund had four series: the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio, and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Value Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (a)VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (b)FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

    (c)SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the security sold.

    (d)USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    (e)SECURITIES SOLD SHORT

       The Portfolio periodically engages in selling securities short, which obligates the Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio would realize a gain if the price of the security declines between those dates.

       The Portfolio is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Portfolio will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average annual daily net asset value. The expenses incurred by the Portfolio did not exceed the percentage limitation during the year ended September 30, 1998.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended September 30, 1998, the fee was calculated at an average annual rate of .18% of the Portfolio's average daily net assets.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001. Thirty-one million five hundred thousand of these shares have been authorized by the Board of Directors to be issued in the series designated Value Portfolio. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follows:

                                                                       SIX MONTHS ENDED
                                                                      SEPTEMBER 30, 1998     YEAR ENDED
                                                                         (UNAUDITED)       MARCH 31, 1998
                                                                      ------------------   --------------
Transactions in shares:
  Shares issued.....................................................         16,936,673        2,346,283
  Shares redeemed...................................................         (4,368,045)      (1,914,458)
  Reinvested dividends..............................................          1,106,783        1,730,795
                                                                             ----------    --------------
    Net increase....................................................         13,675,411        2,162,620
                                                                             ----------    --------------
                                                                             ----------    --------------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $380,096,070 and $90,452,233, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 1998, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $149,265,192 and $67,872,697, respectively.

    Transactions relating to covered call options during the six months ended September 30, 1998, are summarized as follows:

                                                                                   NUMBER OF
                                                                                    OPTIONS     PREMIUM
                                                                                  -----------  ---------
Options written, beginning of period............................................      99,500     528,543
Options written, during the period..............................................      22,500     225,066
Options expired, during the period..............................................     (42,000)   (169,733)
Options exercised during the period.............................................     (80,000)   (583,876)
                                                                                  -----------  ---------
Options outstanding, end of period..............................................          --          --
                                                                                  -----------  ---------
                                                                                  -----------  ---------

--------------------------------------------------------------------------------
      WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.